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                                                                     Exhibit 4.3

                                   $90,000,000

                                MANOR CARE, INC.

                    2.125% Convertible Senior Notes Due 2023

                          Registration Rights Agreement

                                                            April 15, 2003

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center--North Tower
250 Vesey Street
New York, New York 10281

UBS Warburg LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

                  Manor Care, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to J.P. Morgan Securities Inc. ("JPMorgan") Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC (together with JPMorgan, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated April 10, 2003 (the "Purchase Agreement"), $90,000,000 aggregate principal amount (up to $100,000,000 aggregate principal amount in the event the overallotment option contained in the Purchase Agreement is exercised in full) of its 2.125% Convertible Senior Notes due 2023 (the "Notes") to be jointly and severally guaranteed (the "Guarantees") by the subsidiaries of the Company listed on Schedule 1 and signatories hereto (collectively, the "Guarantors"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                  As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Guarantors agree with the Initial Purchasers, for the

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benefit of the holders (including the Initial Purchasers) of the Notes and the
Shares (as defined below) (collectively, the "Holders"), as follows:

         1.             Certain Definitions.

         For purposes of this Registration Rights Agreement, the following terms shall have the following meanings:

                  (a) "Additional Amounts" has the meaning assigned thereto in Section 2(d).

                  (b) "Additional Amounts Payment Date" has the meaning assigned thereto in Section 2(d).

                  (c) "Agreement" means this Registration Rights Agreement, as the same may be amended from time to time pursuant to the terms hereof.

                  (d) "Applicable Conversion Price" means, as of any date of determination, the Conversion Price in effect as of such date of determination.

                  (e) "Closing Date" means the date on which the Notes are initially issued.

                  (f) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                  (g) "Company" has the meaning specified in the first paragraph of this Agreement.

                  (h) "Conversion Price" shall have the meaning assigned such term in the Indenture.

                  (i)      "Deferral Notice" has the meaning assigned thereto in
         Section 3(b).

                  (j)      "Deferral Period" has the meaning assigned thereto in
         Section 3(b).

                  (k) "Effective Period" has the meaning assigned thereto in Section 2(a).

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (m) "Guarantees" has the meaning specified in the first paragraph of this Agreement.

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                  (n)      "Holder" means each holder, from time to time, of
         Registrable Securities (including the Initial Purchasers).

                  (o) "Indenture" means the Indenture dated as of April 15, 2003, among the Company, the Guarantors and National City Bank, as Trustee pursuant to which the Notes and the Guarantees are being issued.

                  (p) "Initial Placement" means the initial placement of the Notes pursuant to the terms of the Purchase Agreement.

                  (q) "Initial Purchasers" has the meaning specified in the first paragraph of this Agreement.

                 (r)      "Losses" has the meaning assigned thereto in Section
         6(d).

                  (s)      "Material Event" has the meaning assigned thereto in
         Section 3(a)(iv).

                  (t) "Majority Holders" shall mean, on any date, holders of the majority of the Shares constituting Registrable Securities; for the purposes of this definition, Holders of Notes constituting Registrable Securities shall be deemed to be the Holders of the number of Shares into which such Notes are or would be convertible as of such date.

                  (u) "NASD" shall mean the National Association of Securities Dealers, Inc.

                  (v) "NASD Rules" shall mean the Conduct Rules and the By-Laws of the NASD.

                  (w) "Notes" means the 2.125% Convertible Senior Notes Due 2023, to be issued under the Indenture and sold by the Company to the Initial Purchasers.

                  (x) "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum.

                  (y) "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

                  (z) "Offering Memorandum" means the Offering Memorandum dated April 10, 2003 relating to the offer and sale of the Securities.

                  (aa) "Person" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

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                  (bb)     "Prospectus" means the prospectus included in any
         Shelf Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

                  (cc) "Purchase Agreement" has the meaning specified in the first paragraph of this Agreement.

                  (dd) "Registrable Securities" means the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) in the circumstances contemplated by Section 2(a), a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement; (ii) such Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Securities are eligible to be sold pursuant to Rule 144(k) or any successor provision; or (iii) such Securities shall cease to be outstanding (including, in the case of the Notes, upon conversion into Shares).

                  (ee) "Registration Default" has the meaning assigned thereto in Section 2(d).

                  (ff) "Registration Expenses" has the meaning assigned thereto in Section 5.

                  (gg) "Rule 144," "Rule 405" and "Rule 415" means, in each case, such rule as promulgated under the Securities Act.

                  (hh) "Securities" means, collectively, the Notes and the Shares.

                  (ii) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (jj) "Shares" means the shares of common stock of the Company, par value $0.01 per share, into which the Notes are convertible or that have been issued upon any conversion from Notes into common stock of the Company.

                  (kk) "Shelf Registration Statement" means the shelf registration statement referred to in Section 2(a), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

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                  (ll)     "Special Counsel" shall have the meaning assigned
         thereto in Section 5.

                  (mm) "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

                  (nn) "Trustee" shall have the meaning assigned such term in the Indenture.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

         2.             Registration Under the Securities Act.

                  (a) The Company and the Guarantors agree to file under the Securities Act as promptly as practicable but in any event within 90 days after the Closing Date a shelf registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company and the Guarantors agree to use their reasonable efforts to cause the Shelf Registration Statement to become or be declared effective within 150 days after the Closing Date and to keep such Shelf Registration Statement continuously effective until the earlier of (i) the second anniversary of the Closing Date or (ii) such time as there are no longer any Registrable Securities outstanding (the "Effective Period"). None of the Company's securityholders or the Guarantors' securityholders (other than Holders of Registrable Securities) shall have the right to include any of the Company's securities or the Guarantors' securities in the Shelf Registration Statement.

                  (b) The Company and the Guarantors further agree that they shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company and the Guarantors agree to furnish to the Holders of the Registrable Securities copies of any

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         supplement or amendment prior to its being used or promptly following its filing with the Commission; provided, however, that the Company shall have no obligation to deliver to Holders of Registrable Securities copies of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company's website. If the Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company and the Guarantors shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                  (c) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(c) and Section 3(b). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company and the Guarantors shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date,

                           (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company and the Guarantors shall file a post-effective amendment to the Shelf Registration Statement, use their reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

                           (ii) provide such Holder copies of any documents filed pursuant to Section 2(c)(i); and

                           (iii)    notify such Holder as promptly as
                  practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(c)(i);

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         provided that if such Notice and Questionnaire is delivered during a
         Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(b). Notwithstanding anything contained herein to the contrary, the Company and the Guarantors shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(c) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(c).

                  (d) If any of the following events (any such event a "Registration Default") shall occur, then liquidated damages (the "Additional Amounts") shall become payable jointly and severally by the Company and the Guarantors to Holders in respect of the Securities as follows:

                           (i) if the Shelf Registration Statement is not filed with the Commission within 90 days following the Closing Date, then commencing on the 91st day after the Closing Date, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such 91st day and at a rate of 0.5% per annum thereafter; or

                           (ii) if the Shelf Registration Statement is not declared effective by the Commission within 150 days following the Closing Date, then commencing on the 151st day after the Closing Date, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such 151st day and at a rate of 0.5% per annum thereafter; or

                           (iii) if the Company or the Guarantors have failed to perform their obligations set forth in Section 2(c) hereof within the time periods required therein, then commencing on the first day after the date by which the Company and the Guarantors were required to perform such obligations, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days and at a rate of 0.5% per annum thereafter;

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                           (iv)     if the Shelf Registration Statement has been
                  declared effective but such Shelf Registration Statement ceases to be effective at any time during the Effective Period (other than pursuant to Section 3(b) hereof), then commencing on the day such Shelf Registration Statement ceases to be effective, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable
                  Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such date on which the Shelf Registration Statement ceases to be effective and at a rate of 0.5% per annum thereafter; or

                           (v) if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(b) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period (and again on the first day of any subsequent Deferral Period during such period), Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities and on the Applicable Conversion Price of any outstanding Shares that are Registrable Securities at a rate of 0.25% per annum for the first 90 days and at a rate of 0.5% per annum thereafter;

         provided, however, that the Additional Amounts rate on the Securities shall not exceed in the aggregate 0.5% per annum and shall not be payable under more than one clause above for any given period of time, except that if Additional Amounts would be payable under more than one clause above, but at a rate of 0.25% per annum under one clause and at a rate of 0.5% per annum under the other, then the Additional Amounts rate shall be the higher rate of 0.5% per annum; provided further, however, that (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of clause (ii) above), (3) upon the performance by the Company and the Guarantors of their obligations set forth in Section 2(c) hereof within the time periods required therein (in the case of clause (iii) above), (4) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iv) above), (5) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(b) to be exceeded (in the case of clause (v) above) or (6) upon the termination of certain transfer restrictions on the Securities as a result of the application of Rule 144(k) or any successor provision, Additional Amounts on the Securities as a result of such clause, as the case may be, shall cease to accrue.

                           Additional Amounts on the Securities, if any, will be payable in cash on April 15 and October 15 of each year (the "Additional Amounts Payment Date") to holders of record of outstanding Registrable Securities on each

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         preceding April 1 and October 1. The date of determination of the
         Applicable Conversion Price of any outstanding Shares that are Registrable Securities shall be the Business Day immediately preceding the Additional Amounts Payment Date; provided that in the case of an event of the type described in clause (iii) above, such Additional Amounts shall be paid only to the Holders that have delivered Notice and Questionnaires that caused the Company and the Guarantors to incur the obligations set forth in Section 2(c), the non-performance of which is the basis of such Registration Default; provided further that any Additional Amounts accrued with respect to any Notes or portion thereof called for redemption on a redemption date or converted into Shares on a conversion date prior to the Registration Default shall, in any such event, be paid instead to the Holder who submitted such Notes or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). Following the cure of all Registration Defaults requiring the payment of Additional Amounts to the Holders of Registrable Securities pursuant to this Section, the accrual of Additional Amounts will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Amounts).

                           The Company shall notify the Trustee immediately upon the happening of each and every Registration Default. The Trustee shall be entitled, on behalf of Holders of Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Amounts. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be as set forth in this Section 2(d). Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

         3.             Registration Procedures.

         The following provisions shall apply to the Shelf Registration Statement filed pursuant to Section 2:

                  (a)      The Company and the Guarantors shall:

                           (i) prepare and file with the Commission a registration statement with respect to the shelf registration on any form which may be utilized by the Company and the Guarantors and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Registrable Securities, and use their reasonable efforts to cause such

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                  registration statement to become effective in accordance with
                  Section 2(a) above;

                           (ii) before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, furnish to the Initial Purchasers copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the Commission such comments as the Initial Purchasers reasonably shall propose within three (3) Business Days of the delivery of such copies to the Initial Purchasers;

                           (iii) use their reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement and file with the Commission any other required document as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effective Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Securities covered by such Shelf Registration Statement during the Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented;

                           (iv) promptly notify the Notice Holders of Registrable Securities (A) when such Shelf Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of the Shelf Registration Statement, by the Commission or any other Federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a "Material Event") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to

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                  state any material fact required to be stated therein or
                  necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(b)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(b) shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that the Shelf Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

                           (v)      prior to any public offering of the
                  Registrable Securities pursuant to the Shelf Registration Statement, use their reasonable best efforts to register or qualify, or cooperate with the Notice Holders of Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Notice Holders reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company and the Guarantors will not be required to qualify generally to do business in any

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                  jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject

                           (vi) use its reasonable best efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

                           (vii) upon reasonable notice, for a reasonable period prior to the filing of the Shelf Registration Statement, and throughout the Effective Period, (i) make reasonably available for inspection by a representative of, and Special Counsel acting for, Majority Holders of the Securities being sold and any underwriter (and its counsel) participating in any disposition of Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use reasonable best efforts to have their officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter in connection with such Shelf Registration Statement.

                           (viii) if requested by Majority Holders of the Securities being sold in an underwriting, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause (i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities in customary form, (ii) their officers to execute and deliver all customary documents and certificates requested by the Majority Holders of the Securities being sold, their Special Counsel or the managing underwriters (if any) and
                  (iii) their independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                           (ix) if reasonably requested by the Initial Purchasers or any Notice Holder, promptly incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Initial Purchasers or such Notice Holder shall, on the basis of a written opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this Section 3(a)(viii) that are not, in the

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                  reasonable opinion of counsel for the Company, in compliance with applicable law;

                           (x) promptly furnish to each Notice Holder and the Initial Purchasers, upon their request and without charge, at least one (1) conformed copy of the Shelf Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits; provided, however, that the Company shall have no obligation to deliver to Notice Holders or Initial Purchasers a copy of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company's website;

                           (xi) during the Effective Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein; and

                           (xii) cooperate with the Notice Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least two business days prior to sales of Securities pursuant to such Shelf Registration Statement.

                  (b) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any Material Event as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company will (i) in the case of clause (B) above, subject to the third sentence of this provision, as promptly as practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the third sentence of this provision, use reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice"). Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate; provided that the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the "Deferral Period"), without the Company incurring any obligation to pay liquidated damages pursuant to Section 2(d), shall not exceed one hundred and twenty (120) days in the aggregate in any twelve (12) month period.

                  (c) Each Holder of Registrable Securities agrees that upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

                  (d) The Company may require each Holder of Registrable Securities as to which any registration pursuant to Section 2(a) is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The Company shall comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

                  (f) The Company shall provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the Trustee for the Notes and the transfer agent for the Shares with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

                  (g) The Company shall use its reasonable efforts to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

                  (h) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

                  (i) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                  (j) The Company shall enter into such customary agreements and take all such other necessary and lawful actions in connection therewith (including those requested by the Majority Holders of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities.

         4.             Holder's Obligations.

         Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to the Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(c) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law or pursuant to Commission comments. Each Holder further agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the Effective Period, to notify the Company, within 10 Business Days of a request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company may assume that all of the Holder's Registrable Securities were so sold.

         5.             Registration Expenses.

         The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and Blue Sky laws referred to in Section 3(a)(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) fees and expenses of the Trustee under the Indenture, any escrow agent or custodian, and of the registrar and transfer agent for the Shares, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one counsel for the Holders of Registrable Securities retained in connection with the Shelf Registration Statement, as selected by the Company (unless reasonably objected to by the Majority Holders of the Registrable Securities being registered, in which case the Majority Holders shall select such counsel for the Holders)("Special Counsel"), and fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Registrable Securities or any underwriter or placement agent therefor, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all underwriting discounts and commissions and placement agent fees and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

         6.       Indemnification.

                  (a) The Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any Prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any information provided by a Holder in its most recent Notice and Questionnaire; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this
         Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final Prospectus was a result of non-compliance by the Company or any Guarantor with Section 4. This indemnity agreement shall be in addition to any liability that the Company or the Guarantor may otherwise have.

                  The Company and the Guarantors also shall jointly and severally indemnify and hold harmless as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to loss, claim, damage, liability or action of each underwriter, if any, of Securities registered under the Shelf Registration Statement, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such underwriter within the meaning of the Securities Act or the Exchange Act on substantially the same basis as that of the indemnification of the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement.

                  (b) Each Holder shall indemnify and hold harmless the Company, each Guarantor and their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information furnished to the Company by such Holder in its most recent Notice and Questionnaire, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
         Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment or if the indemnifying party has not paid the expenses and fees for which it is liable 20 days after notice by the indemnified party of request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) The provisions of this Section 6 and Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company, the Guarantors or any of the indemnified Persons referred to in this Section 6 and Section 7, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

                  7.       Contribution.

         If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering and sale of the Notes, on the one hand, and a Holder with respect to the sale by such Holder of Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by or on behalf of the Company and each of the Guarantors, on the one hand, and the total discounts and commissions received by such Holder with respect to the Securities, on the other, bear to the total gross proceeds from the sale of Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors on the one hand or to any information contained in the relevant Notice and Questionnaire supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8.       Rule 144A and Rule 144.

         So long as any Restricted Securities remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company and the Guarantors covenant that they will take such further action as any Holder of Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Restricted Securities, the Company and the Guarantors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         9.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate amount of the Securities being sold by such Holders pursuant to the Shelf Registration Statement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

                           (1) If to the Company or the Guarantors, initially at
                  the address set forth in the Purchase Agreement;

                           (2) If to the Initial Purchasers, , initially at
                  their respective addresses set forth in the Purchase Agreement; and

                           (3) If to a Holder, to the address of such Holder set
                  forth in the security register, the Notice and Questionnaire or other records of the Company.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

                  (c) Successors And Assigns. This Agreement shall be binding upon the Company, the Guarantors and their respective successors and assigns.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (h) Remedies. In the event of a breach by the Company or any of the Guarantors or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company or any Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Guarantor of their obligations under Section 2 hereof for which additional amounts have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, each Guarantor and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (i) No Inconsistent Agreements. Each of the Company and each Guarantor represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

                  (j) No Piggyback on Registrations. Neither the Company nor the Guarantors nor any of its security holders (other than the Holders of Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration Statement other than Restricted Securities.

                  (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such Holder.

                  (m) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                                         Very truly yours,

                                         MANOR CARE, INC.

                                         By:/s/ R. Jeffrey Bixler
                                            ------------------------------------
                                            Name:  R. Jeffrey Bixler
                                            Title: Vice President, Secretary and
                                                   General Counsel

                                         SUBSIDIARY GUARANTORS

                                         AMERICAN HOSPITAL BUILDING
                                         CORPORATION

                                         AMERICANA HEALTHCARE CENTER OF
                                         PALOS TOWNSHIP, INC.

                                         AMERICANA HEALTHCARE CORPORATION
                                         OF GEORGIA

                                         AMERICANA HEALTHCARE CORPORATION
                                         OF NAPLES

                                         ANCILLARY SERVICES MANAGEMENT, INC.

                                         BAILY NURSING HOME, INC.

                                         BIRCHWOOD MANOR, INC.

                                         BLUE RIDGE REHABILITATION SERVICES,
                                         INC.

                                         CANTERBURY VILLAGE, INC.

                                         CHARLES MANOR, INC.

                                         CHESAPEAKE MANOR, INC.

                                         DEKALB HEALTHCARE CORPORATION

                                         DEVON MANOR CORPORATION

                                         DISTCO, INC.

                                         DIVERSIFIED REHABILITATION SERVICES,
                                         INC.

                                         DONAHOE MANOR, INC.

                                         EAST MICHIGAN CARE CORPORATION

                                         EXECUTIVE ADVERTISING, INC.

                                         EYE-Q NETWORK, INC.

                                         FOUR SEASONS NURSING CENTERS, INC.

                                         GEORGIAN BLOOMFIELD, INC.

                                         GREENVIEW MANOR, INC.

                                         HCR HOME HEALTH CARE AND HOSPICE,
                                         INC.

                                         HCR HOSPITAL HOLDING COMPANY, INC.

                                         HCR INFORMATION CORPORATION

                                         HCR MANORCARE MEDICAL SERVICES OF
                                         FLORIDA, INC.

                                         HCR PHYSICIAN MANAGEMENT SERVICES,
                                         INC.

                                         HCR REHABILITATION CORP.

                                         HCRA OF TEXAS, INC.

                                         HCRC INC.

                                         HEALTH CARE AND RETIREMENT
                                         CORPORATION OF AMERICA

                                         HEARTLAND CAREPARTNERS, INC.

                                         HEARTLAND EMPLOYMENT SERVICES,
                                         INC.

                                         HEARTLAND HOME CARE, INC.

                                         HEARTLAND HOME HEALTH CARE
                                         SERVICES, INC.

                                         HEARTLAND HOSPICE SERVICES, INC.

                                         HEARTLAND INFORMATION SERVICES,
                                         INC.
                                         (fka Heartland Medical Information
                                         Services)

                                         HEARTLAND MANAGEMENT SERVICES,
                                         INC.

                                         HEARTLAND REHABILITATION SERVICES
                                         OF FLORIDA, INC.

                                         HEARTLAND REHABILITATION SERVICES, INC.

                                         HEARTLAND SERVICES CORP.

                                         HERBERT LASKIN, RPT - JOHN MCKENZIE,
                                         RPT PHYSICAL THERAPY PROFESSIONAL
                                         ASSOCIATES, INC.

                                         HGCC OF ALLENTOWN, INC.

                                         IN HOME HEALTH, INC.

                                         INDUSTRIAL WASTES, INC.

                                         IONIA MANOR, INC.

                                         JACKSONVILLE HEALTHCARE
                                         CORPORATION

                                         KENSINGTON MANOR, INC.

                                         KNOLLVIEW MANOR, INC.

                                         LEADER NURSING AND REHABILITATION
                                         CENTER OF BETHEL PARK, INC.

                                         LEADER NURSING AND REHABILITATION
                                         CENTER OF GLOUCESTER, INC.

                                         LEADER NURSING AND REHABILITATION
                                         CENTER OF SCOTT TOWNSHIP, INC.

                                         LEADER NURSING AND REHABILITATION
                                         CENTER OF VIRGINIA INC.

                                         LINCOLN HEALTH CARE, INC.

                                         MANOR CARE AVIATION, INC.

                                         MANOR CARE OF AKRON, INC.

                                         MANOR CARE OF AMERICA, INC

                                         MANOR CARE OF ARIZONA, INC.

                                         MANOR CARE OF ARLINGTON, INC.

                                         MANOR CARE OF BOCA RATON, INC.

                                         MANOR CARE OF BOYNTON BEACH, INC.

                                         MANOR CARE OF CANTON, INC.

                                         MANOR CARE OF CENTERVILLE, INC

                                         MANOR CARE OF CHARLESTON, INC.

                                         MANOR CARE OF CINCINNATI, INC.

                                         MANOR CARE OF COLUMBIA, INC.

                                         MANOR CARE OF DARIEN, INC.

                                         MANOR CARE OF DELAWARE COUNTY,
                                         INC.

                                         MANOR CARE OF DUNEDIN, INC.

                                         MANOR CARE OF FLORIDA, INC.

                                         MANOR CARE OF HINSDALE, INC.

                                         MANOR CARE OF KANSAS, INC.

                                         MANOR CARE OF KINGSTON COURT, INC.

                                         MANOR CARE OF LARGO, INC.

                                         MANOR CARE OF LEXINGTON, INC.

                                         MANOR CARE OF MEADOW PARK, INC.

                                         MANOR CARE OF MIAMISBURG, INC

                                         MANOR CARE OF NORTH OLMSTEAD, INC.

                                         MANOR CARE OF PINEHURST, INC.

                                         MANOR CARE OF PLANTATION, INC.

                                         MANOR CARE OF ROLLING MEADOWS,
                                         INC.

                                         MANOR CARE OF ROSSVILLE, INC.

                                         MANOR CARE OF SARASOTA, INC.

                                         MANOR CARE OF WILLOUGHBY, INC.

                                         MANOR CARE OF WILMINGTON, INC.

                                         MANOR CARE OF YORK (NORTH), INC.

                                         MANOR CARE OF YORK (SOUTH), INC.

                                         MANOR CARE PROPERTIES, INC.

                                         MANORCARE HEALTH SERVICES OF
                                         BOYNTON BEACH, INC.

                                         MANORCARE HEALTH SERVICES OF
                                         NORTHHAMPTON COUNTY, INC.

                                         MANORCARE HEALTH SERVICES OF
                                         VIRGINIA, INC.

                                         MANORCARE HEALTH SERVICES, INC.

                                         MARINA VIEW MANOR, INC.

                                         MEDI-SPEECH SERVICE, INC.

                                         MID-SHORE PHYSICAL THERAPY
                                         ASSOCIATES, INC.

                                         MILESTONE HEALTH SYSTEMS, INC.

                                         MILESTONE HEALTHCARE, INC.

                                         MILESTONE REHABILITATION SERVICES,
                                         INC.

                                         MILESTONE STAFFING SERVICES, INC.

                                         MILESTONE THERAPY SERVICES, INC.

                                         MNR FINANCE CORP.

                                         MRC REHABILITATION, INC.

                                         NEW MANORCARE HEALTH SERVICES,
                                         INC.

                                         PEAK REHABILITATION, INC.

                                         PERRYSBURG PHYSICAL THERAPY, INC

                                         PHYSICAL OCCUPATIONAL AND SPEECH
                                         THERAPY, INC.

                                         PNEUMATIC CONCRETE, INC.

                                         PORTFOLIO ONE, INC.

                                         REHABILITATION ADMINISTRATION
                                         CORPORATION

                                         REHABILITATION ASSOCIATES, INC.

                                         REHABILITATION SERVICES OF ROANOKE,
                                         INC.

                                         REINBOLT & BURKAM, INC.

                                         RICHARDS HEALTHCARE, INC.

                                         RIDGEVIEW MANOR, INC.

                                         ROLAND PARK NURSING CENTER, INC.

                                         RVA MANAGEMENT SERVICES, INC.

                                         SILVER SPRING - WHEATON NURSING

                                         HOME, INC.

                                         SPRINGHILL MANOR, INC.

                                         STEWALL CORPORATION

                                         STRATFORD MANOR, INC.

                                         STUTEX CORP.

                                         SUN VALLEY MANOR, INC.

                                         THE NIGHTINGALE NURSING HOME, INC.

                                         THERAPY ASSOCIATES, INC.

                                         THERASPORT PHYSICAL THERAPY, INC.

                                         THREE RIVERS MANOR, INC.

                                         TOTALCARE CLINICAL LABORATORIES,
                                         INC.

                                         WASHTENAW HILLS MANOR, INC.

                                         WHITEHALL MANOR, INC.

                                         By:/s/ R. Jeffrey Bixler
                                            ------------------------------------
                                           Name:   R. Jeffrey Bixler
                                            Title: Vice President, General
                                                   Counsel and Secretary of each
                                                   of the above-referenced
                                                   corporations

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         COLEWOOD LIMITED PARTNERSHIP

                                         By: American Hospital Building
                                             Corporation, its General Partner

                                             By:/s/ R Jeffery Bixler
                                                --------------------------------
                                                Name:  R. Jeffrey Bixler
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         HCR HOSPITAL, LLC

                                         By: HCR Hospital Holding Company, Inc.,
                                             its sole member

                                             By: /s/  R. Jeffery Bixler
                                                 -------------------------------
                                                 Name:  R. Jeffrey Bixler
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         ANCILLARY SERVICES, LLC

                                         By: Heartland Rehabilitation Services,
                                             Inc., its sole member

                                              By: /s/ R. Jeffrey Bixler
                                                  ------------------------------
                                                 Name:  R. Jeffrey Bixler
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         BOOTH LIMITED PARTNERSHIP

                                         By: Jacksonville Healthcare
                                             Corporation, its General Partner

                                             By: /s/ R. Jeffrey Bixler
                                                --------------------------------
                                                Name:  R. Jeffrey Bixler
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         ANNANDALE ARDEN, LLC

                                         BAINBRIDGE ARDEN, LLC

                                         BINGHAM FARMS ARDEN, LLC

                                         COLONIE ARDEN, LLC

                                         CRESTVIEW HILLS, LLC

                                         FIRST LOUISVILLE ARDEN, LLC

                                         GENEVA ARDEN LLC

                                         HANOVER ARDEN, LLC

                                         JEFFERSON ARDEN, LLC

                                         KENWOOD ARDEN, LLC

                                         LIVONIA ARDEN, LLC

                                         MEMPHIS ARDEN, LLC

                                         NAPA ARDEN, LLC

                                         ROANOKE ARDEN, LLC

                                         SAN ANTONIO ARDEN, LLC

                                         SILVER SPRING ARDEN, LLC

                                         SUSQUEHANNA ARDEN LLC

                                         TAMPA ARDEN, LLC

                                         WALL ARDEN, LLC

                                         WARMINSTER ARDEN LLC

                                         WILLIAMS VILLE ARDEN, LLC

                                         By: Manor Care of America, Inc., the
                                             sole member of each of the above-
                                             referenced limited liability
                                             companies

                                             By: /s/ R. Jeffrey Bixler
                                                --------------------------------
                                                Name:  R. Jeffrey Bixler
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         BATH ARDEN, LLC

                                         CLAIRE BRIDGE OF ANDERSON, LLC

                                         CLAIRE BRIDGE OF AUSTIN, LLC

                                         CLAIRE BRIDGE OF KENWOOD, LLC

                                         CLAIRE BRIDGE OF SAN ANTONIO, LLC

                                         CLAIRE BRIDGE OF SUSQUEHANNA, LLC

                                         CLAIRE BRIDGE OF WARMINSTER, LLC

                                         FRESNO ARDEN, LLC

                                         MESQUITE HOSPITAL, LLC

                                         TUSCAWILLA ARDEN, LLC

                                         By: Manor Care Health Services, Inc.,
                                             the sole member of each of the
                                             above-referenced limited liability
                                             companies

                                             By: /s/ R. Jeffrey Bixler
                                                --------------------------------
                                                Name:  R. Jeffrey Bixler
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

                                         HCR MANORCARE MESQUITE, L.P.

                                         By: Mesquite Hospital, LLC, its
                                             General Partner

                                             By: /s/ R. Jeffrey Bixler
                                                --------------------------------
                                                Name:  R. Jeffrey Bixler
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

Accepted: April 15, 2003

J.P. MORGAN SECURITIES INC.

By: /s/ Richard Sesny
   ---------------------------
       Name:  Richard Sesny
       Title: Vice President

MERRILL LYNCH, PIERRE, FENNER & SMITH
INCORPORATED

By: /s/ M. Toby King
   ---------------------------
        Name:  M. Toby King
        Title: Vice President

UBS WARBURG LLC

By: /s/ Rod O'Neill
   --------------------------
        Name:  Rod O'Neill
        Title: Executive Director

UBS WARBURG LLC

By: /s/ Tony Munoz
   --------------------------
        Name:  Tony Munoz
        Title: Associate Director